Exhibit 99.1

Lantronix To Announce Results on May 14, 2020, Revises Revenue Guidance for Fiscal 2020 Third Quarter

Irvine, CA – April 29, 2020 –  Lantronix, Inc. (the “Company”) (Nasdaq: LTRX), a global provider of secure data access and management solutions for the industrial Internet of Things (IoT), today announced it will release financial results for its fiscal 2020 third quarter ended March 31, 2020, on May 14, 2020, after the close of the market, and revised its revenue guidance for the quarter.

Revised Business Outlook

For the third fiscal quarter of 2020, Lantronix now expects to report net revenues of $16 to $17 million, up from its previously-guided range of $15 to $17 million, announced on March 11. The Company further announced that cash on the balance sheet as of the end of the fiscal third quarter was approximately $6.9 million.

“While supply chain disruptions related to the COVID-19 virus tempered results, end demand for our connectivity solutions has been steady, and we have seen upside in demand for our intelligent edge solutions integral to video conferencing systems,” stated Paul Pickle, president, and CEO of Lantronix. “Our customers are focused on remote connectivity and IoT, and, as we continue to build Lantronix, we intend to be their solutions supplier of choice.”

Management will host an investor conference call and audio webcast at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time) on May 14, 2020. To access the live conference call, investors should dial 1-844-802-2442 (US) or 1-412-317-5135 (international) and indicate that they are participating in the Lantronix Q3 FY 2020 call. The webcast will be available simultaneously via the investor relations section of the Company’s website at www.lantronix.com.

Investors can access a replay of the conference call starting at approximately 7:00 p.m. Pacific Time on May 14, 2020, at www.lantronix.com. A telephonic replay will also be available through May 21, 2020, by dialing 1-877-344-7529 (US) or 1-412-317-0088 (international) or Canada Toll-Free 855-669-9658 and entering passcode 10143448.

About Lantronix

Lantronix, Inc. is a global provider of secure data access and management solutions for Internet of Things (IoT) assets. Our mission is to be the leading supplier of IoT solutions that enable companies to dramatically simplify the creation, deployment, and management of IoT projects while providing secure access to data for applications and people.

With more than two decades of experience in creating robust machine to machine (M2M) technologies, Lantronix is an innovator in enabling our customers to build new business models and realize the possibilities of the Internet of Things. Our connectivity solutions are deployed inside millions of machines serving a wide range of industries, including industrial, medical, security, transportation, retail, financial, environmental, and government.

Lantronix is headquartered in Irvine, California. For more information, visit www.lantronix.com.

Learn more at the Lantronix blog, www.lantronix.com/blog, featuring industry discussion and updates. View our video library on YouTube at www.youtube.com/user/LantronixInc or connect with us on LinkedIn at www.linkedin.com/company/lantronix.

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Forward-Looking Statements

This news release contains forward-looking statements, including statements concerning our revenue guidance for the third quarter of fiscal 2020, the short- and long-term impact of COVID-19 on our business, and the expected benefits of our remote connectivity and IoT solutions to our business and financial results. These forward-looking statements are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. We have based our forward-looking statements on our current expectations and projections about trends affecting our business and industry and other future events. Although we do not make forward-looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy. Forward-looking statements are subject to substantial risks and uncertainties that could cause our results or experiences, or future business, financial condition, results of operations or performance, to differ materially from our historical results or those expressed or implied in any forward-looking statement contained in this news release. Factors which could have a material adverse effect on our operations and future prospects or which could cause actual results to differ materially from our expectations include, but are not limited to: the impact of COVID-19 and the measures to reduce its spread on our employees, supply and distribution chains, the global economy and our financial condition and liquidity; the effects of negative or worsening regional and worldwide economic conditions or market instability on our business, including effects on purchasing decisions by our customers; our ability to continue to generate revenue from products sold into mature markets; our ability to develop, market, and sell new products; our ability to succeed with our new software offerings; fluctuations in our revenue due to the project-based timing of orders from certain customers; unpredictable timing of our revenues due to the lengthy sales cycle for our products and services and potential delays in customer completion of projects; our ability to accurately forecast future demand for our products; delays in qualifying revisions of existing products; constraints or delays in the supply of, or quality control issues with, certain materials or components; difficulties associated with the delivery, quality or cost of our products from our contract manufacturers or suppliers; risks related to the outsourcing of manufacturing and international operations; difficulties associated with our distributors or resellers; intense competition in our industry and resultant downward price pressure; rises in inventory levels and inventory obsolescence; undetected software or hardware errors or defects in our products; cybersecurity risks; our ability to obtain appropriate industry certifications or approvals from governmental regulatory bodies; changes in applicable U.S. and foreign government laws, regulations, and tariffs; our ability to successfully implement our acquisitions strategy or integrate acquired companies; uncertainty as to the future profitability of acquired businesses, and delays in the realization of, or the failure to realize, any accretion from acquisition transactions; acquiring, managing and integrating new operations, businesses or assets, and the associated diversion of management attention or other related costs or difficulties; our ability to protect patents and other proprietary rights and avoid infringement of others’ proprietary technology rights; the level of our indebtedness, our ability to service our indebtedness and the restrictions in our debt agreements; our ability to attract and retain qualified management; and any additional factors included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2019, filed with the Securities and Exchange Commission (the “SEC”) on September 11, 2019, including in the section entitled “Risk Factors” in Item 1A of Part I of such report, as well as in our other public filings with the SEC. In addition, actual results may differ as a result of additional risks and uncertainties of which we are currently unaware or which we do not currently view as material to our business. For these reasons, investors are cautioned not to place undue reliance on any forward-looking statements. The forward-looking statements we make speak only as of the date on which they are made. We expressly disclaim any intent or obligation to update any forward-looking statements after the date hereof to conform such statements to actual results or to changes in our opinions or expectations, except as required by applicable law or the rules of the Nasdaq Stock Market, LLC. If we do update or correct any forward-looking statements, investors should not conclude that we will make additional updates or corrections.

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Lantronix Media Contact: Gail Kathryn Miller Corporate Marketing & Communications Manager media@lantronix.com 949-453-7158	Lantronix Analyst and Investor Contact: Jeremy Whitaker Chief Financial Officer investors@lantronix.com 949-450-7241

Lantronix Sales:

sales@lantronix.com

Americas +1 (800) 422-7055 (US and Canada) or +1 949-453-3990

Europe, Middle East and Africa +31 (0)76 52 36 744

Asia Pacific + 852 3428-2338

China + 86 21-6237-8868

Japan +81 (0) 50-1354-6201

India +91 994-551-2488

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© 2020 Lantronix, Inc. All rights reserved. Lantronix is a registered trademark, and SLB and SLC are trademarks of Lantronix Inc. Other trademarks and trade names are those of their respective owners.

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